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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 29, 2008

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                           ALLEGHENY BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WEST VIRGINIA                    000-50151               22-3888163
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                              300 NORTH MAIN STREET
                                  P.O. BOX 487
                          FRANKLIN, WEST VIRGINIA 26807
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (304) 358-2311

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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                       ITEMS TO BE INCLUDED IN THIS REPORT

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     At a specially called meeting of the Board of Directors of Allegheny Bancshares, Inc. (the Registrant) held on December 29, 2008, Jerry D. Moore, Chair of the Registrant's Board of Directors, voluntarily resigned from his position of director due to his appointment as Judge for the 22nd Judicial Circuit of West Virginia. With the resignation of Mr. Moore, the Registrant's Board consists of eight directors. At this same meeting, Director Carole H. Hartman, was elected to fill the vacated position of Chair of the Registrant's Board of Directors, and Director Roger D. Champ was elected to fill the position of Secretary of the Board of Directors, a position that was formerly held by Director Carole Hartman.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: January 5, 2009                Allegheny Bancshares, Inc.


                                        By: /s/ William A. Loving, Jr.
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                                            William A. Loving, Jr.
                                            Executive Vice President and
                                            Chief Executive Officer